SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant |X| Filed by a Party other than the Registrant |_| Check the appropriate box:
    |_|    Preliminary Proxy Statement
    |X|    Definitive Proxy Statement
    |_|    Definitive Additional Materials
    |_|    Confidential, for Use of the
           Commission Only (as permitted by
           Rule 14a-6(e)(2))
    |_|    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           Million Dollar Saloon, Inc.
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
   |X|  No fee required.
   |_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
   (1)  Title of each class of securities to which transaction applies:

   (2)  Aggregate number of securities to which transaction applies:

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

   (4)  Proposed maximum aggregate value of transaction:

   (5)  Total fee paid:

   |_|  Fee paid previously with preliminary materials.
   |_|  Check box if any part of the fee is offset as  provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
   (1)  Amount Previously Paid:

   (2)  Form, Schedule or Registration Statement No.:

   (3)  Filing Party:

   (4)  Date Filed:

                           MILLION DOLLAR SALOON, INC.
                             6848 Greenville Avenue
                               Dallas, Texas 75231
                                 (214) 691-6757




                                December 9, 1998




Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of Million Dollar Saloon, Inc. (the "Company") to be held at 3:00 p.m., Mountain Standard Time, on Friday, January 8, 1999, at the Sheraton Four Points Hotel Denver - Cherry Creek, 600 South Colorado Boulevard, Denver, Colorado 80246.

         This year you will be asked to consider two proposals concerning the election of directors and ratification of the appointment of the Company's independent public accountants. These matters are explained more fully in the attached proxy statement, which you are encouraged to read.

         The Board of Directors recommends that you approve the proposals and urges you to return your signed proxy card at your earliest convenience, whether or not you plan to attend the annual meeting.

         Thank you for your cooperation.

                                                 Sincerely,



                                                 Nina J. Furrh
                                                 Chief Executive Officer

                           MILLION DOLLAR SALOON, INC.
                             6848 Greenville Avenue
                               Dallas, Texas 75231
                                 (214) 691-6757




       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JANUARY 8, 1999

         Notice is hereby given that the Annual Meeting of the Stockholders of Million Dollar Saloon, Inc., a Nevada corporation (the "Company"), will be held on January 8, 1999, at 3:00 p.m., Mountain Standard Time, at the Sheraton Four Points Hotel Denver - Cherry Creek, 600 South Colorado Boulevard, Denver, Colorado 80246 for the following purposes:

          (1) To elect four (4) directors of the Company to hold office until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.

          (2) To ratify the appointment of S. W. Hatfield + Associates as independent public accountants for the Company; and

          (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

         The holders of record of Common Stock of the Company at the close of business on December 8, 1998, will be entitled to vote at the meeting.



                                           BY ORDER OF THE BOARD OF DIRECTORS



                                           Dewanna Ross
                                           Secretary

                           MILLION DOLLAR SALOON, INC.
                              6848 Greenville Ave.
                               Dallas, Texas 75231

                             -----------------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD JANUARY 8, 1999
                             -----------------------

                    SOLICITATION AND REVOCABILITY OF PROXIES

         A Proxy in the accompanying form is being solicited by the Board of Directors of Million Dollar Saloon, Inc. (the "Company") for use at the Company's Annual Meeting of Stockholders (the "Meeting") to be held at the Sheraton Four Points Hotel Denver - Cherry Creek, 600 South Colorado Boulevard, Denver, Colorado 80246, 3:00 p.m. Mountain Standard Time, on January 8, 1999, and at any adjournment thereof. The Company will bear the cost of such solicitation, including charges and expenses of brokerage firms, banks and others for forwarding solicitation material to beneficial owners. In addition to the use of the mails, Proxies may be solicited by officers and employees of the Company, without remuneration, by personal contact, telephone or facsimile. Proxies, together with copies of this Proxy Statement, are being mailed to stockholders of the Company on or about December 9, 1998.

         Execution and return of the enclosed Proxy will not in any way affect a stockholder's right to attend the Meeting and to vote in person, and any stockholder giving a Proxy has the power to revoke it at any time before it is voted by filing with the Secretary of the Company a written revocation or duly executed Proxy bearing a later date. A Proxy, when executed and not revoked, will be voted in accordance with the instructions thereon. In the absence of specific instructions, Proxies will be voted by the individuals named in the Proxy "FOR" the election as directors of those four nominees named in this Proxy Statement, "FOR" the proposal to ratify the appointment of S. W. Hatfield + Associates as independent public accountants for the Company, and in accordance with their best judgment on all other matters that may properly come before the meeting.

                          VOTING SECURITIES AND QUORUM

         Stockholders of record at the close of business on December 8, 1998 (the "Record Date"), are entitled to notice of and to vote at the Annual Meeting. On the Record Date, the Company had issued and outstanding 5,761,778 shares of $0.001 par value Common Stock (the "Common Stock"). The presence, in person or by Proxy, of the holders of a majority of the issued and outstanding shares of Common Stock is necessary to constitute a quorum at the Meeting. Each holder of Common Stock will be entitled to one vote per share held. Neither the Articles of Incorporation, as amended, nor the Bylaws of the Company provide for cumulative voting rights.

         The favorable vote of the holders of a majority of the shares of Common Stock present in person or by Proxy at the Meeting is required for the approval of matters presented at the Meeting, except as to the election of directors, the four individuals receiving the greatest number of votes shall be deemed elected even though not receiving a majority.

                       MATTERS TO COME BEFORE THE MEETING

Proposal 1: Election of Directors

         At the Meeting, four directors constituting the entire Board of Directors are to be elected. All directors of the Company hold office until the next annual meeting of stockholders or until their respective successors are duly elected and qualified or their earlier resignation or removal.

         It is the intention of the persons named in the Proxies to vote the Proxies for the election of the nominees named below, unless otherwise specified in any particular Proxy. The management of the Company does not contemplate that any of the nominees will become unavailable for any reason, but if that should occur before the Meeting, Proxies will be voted for another nominee, or other nominees, to be selected by the Board of Directors. A stockholder entitled to vote for the election of directors may withhold authority to vote for certain nominees for director or may withhold authority to vote for all nominees for director. The director nominees receiving a plurality of the votes of the holders of shares of Common Stock, present in person or by Proxy at the Meeting and entitled to vote on the election of directors, will be elected directors. Abstentions and brokers non-votes (i.e., shares held in street name for which the record holder does not have discretionary authority to vote) will not be treated as a vote for or against any particular director nominee and will not affect the outcome of the election.

         The persons listed below have been nominated by the Board of Directors as nominees for election to fill the four director positions.


         Nominee               Age   Position with the Company                 Director Since
         -------               ---   -------------------------                 --------------

         Nina J. Furrh         62    Chief Executive Officer, Chairman              1995
                                     of the Board, President and Director
         Dewanna Ross          43    Chief Operating Officer, Vice President        1995
                                     of Operations, Secretary, Treasurer
                                     and Director
         Ronald W. Johnston    45    Chief Financial Officer, Vice President        1995
                                     of Finance and Director
         Sharon Furrh          50    Vice President of Planning and                 1995
                                     Development and Director

Information Regarding Nominees For Election As Directors

Background of Nominees for Director

         Nina J. Furrh has served as President of the Furrh family business interests since 1989. Mrs. Furrh became involved in the daily operations of The Million Dollar Saloon in September 1992. Mrs. Furrh has served as President and a director for the Company since 1995.

         Dewanna Ross has served as administrative manager for the Furrh family of companies since 1976. Ms. Ross is responsible for the development of the corporate procedures, including the hiring of corporate staff. Ms. Ross has also served as an officer and operator of a private club and as an officer of other related businesses. Ms. Ross has been employed by the Company since 1995.

         Ronald W. Johnston has served as a director of the Company since September 1995 and Chief Financial Officer since 1996. Mr. Johnston has been a certified public accountant in private practice in Dallas, Texas and a principal of his own firm since 1990. Mr. Johnston's firm serves a wide range of business and individual clients. Mr. Johnston currently serves as a director of Crash Rescue Equipment Services, Inc. in Dallas, Texas.

         Sharon Furrh has been involved as a design consultant for The Million Dollar Saloon, in both its original construction and in subsequent remodeling. Additionally, Sharon Furrh is responsible for advertising, promotions, and public relations for the Company. Mrs. Furrh has been employed by the Company since 1995.

Board of Directors and Meeting Attendance

         During the fiscal year ended December 31, 1997, the Board held two meetings at which a majority of the directors were present. The Board of Directors has not established any committees as of the date of this Proxy Statement. The Company currently does not pay a director fee for attending scheduled and special meetings of the Board of Directors. The Company pays expenses of all of its directors in attending meetings.

Proposal 2:  Ratify the Appointment of Independent Public Accounts

         The Board of Directors of the Company has appointed S. W. Hatfield + Associates, independent public accountants to serve as independent auditors of the Company and to audit its consolidated financial statements for fiscal year 1998, subject to approval by stockholders at the Meeting. To the knowledge of management of the Company, neither such firm nor any of its members has any direct or materially indirect financial interest in the Company, or any connection with the Company in any capacity otherwise than as independent public accountants.

         Although stockholder ratification and approval of this appointment is not required by law or otherwise, and in keeping with the Company's policy that its stockholders should be entitled to a voice in this regard as a matter of good corporate practice, the Board of Directors is seeking ratification of this appointment. If the appointment is not ratified, the Board of Directors must then determine whether to appoint other auditors, and in such case, the vote of stockholders will be taken into consideration.

         The following resolution concerning the appointment of independent auditors will be offered at the Meeting:

                  RESOLVED, that the appointment by the Board of Directors of the Company of S. W. Hatfield + Associates to audit the consolidated financial statements and related books, records, and accounts of the Company and its subsidiaries for the fiscal year 1998 is hereby ratified.

         The enclosed Proxy will be voted as specified, but if no specification is made, it will be voted in favor of the adoption of the resolution of ratification.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information as of December 8, 1998 relating to the beneficial ownership of shares of Common Stock by (i) each person who owns beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each executive officer of the Company, and (iv) all executive officers and directors of the Company as a group.



                                                                                    Percentage of
                             Name(1)                       Number of Shares      Common-Stock-Owned
--------------------------------------------------------  ------------------    --------------------

Nina J. Furrh(2)(3)(4)..................................    2,004,073(5)                 34.8%
Bjorn Heyerdahl(2)......................................      460,001                     8.0%
Sharon Furrh, as Trustee for The Joshua Barrett
   Furrh Trust(6).......................................      266,227                     4.6%
Dewanna Ross(7).........................................      107,050(8)                  1.9%
Ronald W. Johnston(9)...................................        1,987                      *
Linda Weaver............................................      500,000(10)                 8.7%
J.M. Tibbals as Trustee for The Irrevocable Equity
   Trust No. 1(11)......................................      451,558                     7.8%
Officers and Directors as a group (4 persons)...........    2,379,337(12)                41.3%



*Less than 1%

(1) Unless otherwise indicated, the persons listed have sole voting and investment powers with respect to all such shares.
(2) The mailing address for such shareholder is c/o the Company, 6848 Greenville Ave., Dallas, Texas 75231.
(3) Nina J. Furrh is the Executrix of the Estate of Donald G. Furrh which owns 180,776 shares. Mrs. Furrh has the power to vote the shares of the Company owned by the Estate of Donald G. Furrh.
(4) Nina J. Furrh is the President, Chief Executive Officer and a director of the Company.
(5)  Includes  the 180,776  shares of Common Stock owned by the Estate of Donald
     G. Furrh.
(6) Sharon Furrh is the Vice President of Planning and Development and a director of the Company and has the authority to vote the shares owned by The Joshua Barrett Furrh Trust.
(7) Dewanna Ross is the Chief Operating Officer, Vice President of Operations, Secretary, Treasurer and a director of the Company.
(8) Includes 4,000 shares owned by Ms. Ross and 103,050 shares held in custodian accounts for the benefit of Travis Weaver, Jackson M. Weaver, Solon Weaver and Joshua B. Furrh. Ms. Ross disclaims any ownership interest in the 103,050 shares held in custodian accounts, but she does have voting authority of such shares.
(9) Mr. Johnston is the Chief Financial Officer, Vice President of Finance and a director of the Company.
(10) Does not include 1,000,000 shares of Common Stock subject to an option held by Mrs. Weaver to purchase such shares for $1.25 per share at any time until February 28, 1999 when the option expires. Additionally, Mrs. Weaver has agreed to purchase from the Company 400,000 shares of the Common Stock for $1.10 per share. If the option is exercised and the additional 400,000 shares are purchased by Mrs. Weaver, she would own 1,900,000 shares or approximately 26.5% of the outstanding shares of Common Stock of the Company. The mailing address for Linda Weaver is 2152 West Northwest Highway, Suite 118, Dallas, Texas 75220.
(11) The mailing address for The Irrevocable Equity Trust No. 1 is c/o J.M. Tibbals, Arter & Hadden, 1717 Main Street, Suite 4100, Dallas, Texas 75201.
(12) Includes 180,776 shares of Common Stock owned by the Estate of Donald G. Furrh over which Nina J. Furrh has voting power, 266,227 shares owned by the Joshua Barrett Trust over which Sharon Furrh has voting power and 103,050 shares held in various custodian accounts over which Dewanna Ross has voting power.

                       EXECUTIVE OFFICERS AND COMPENSATION

         The following section sets forth the names and background of the Company's executive officers.

Background of Executive Officers



             Name(1)                                  Offices Held                                  Age
        --------------------       -------------------------------------------------------         -----

         Nina J. Furrh             Chief Executive Officer, Chairman of the Board,                   62
                                   President and Director
         Dewanna Ross              Chief Operating Officer, Vice President of Operations,            43
                                   Secretary, Treasurer and Director
         Ronald W. Johnston        Chief Financial Officer , Vice President of Finance and           45
                                   Director
         Sharon Furrh              Vice President of Planning and Development                        50
                                   and Director

-----------
(1) For further information regarding the background of the Company's executive officers and directors, see "Information Regarding Nominees For Election As Directors."

         All officers of the Company hold office until the annual meeting of directors following the annual meeting of stockholders or until their respective successors are duly elected and qualified or their earlier resignation or removal.

Summary of Compensation

         The following Summary Compensation Table sets forth, for the years indicated, all cash compensation paid, distributed or accrued for services, including salary and bonus amounts rendered in all capacities for the Company to its President and Chief Executive Officer. No executive officer of the Company received remuneration in excess of $100,000 during the referenced periods.



                           Summary Compensation Table

                                        Annual Compensation      Long-Term Compensation
                                     -------------------------- ----------------------------
                                                                          Awards                Payouts
                                                                ----------------------------   ---------
                                                                                Securities                   All
                                       Salary/    Other Annual  Restricted     Underlying        LTIP       Other
        Name/Title           Year      Bonus      Compensation  Stock Awards   Options/SARs     Payouts  Compensation
--------------------------- ------   ---------    ------------  ------------ ---------------   --------- ------------

Nina Furrh, Chief Executive  1997    $    -0-      N/A           N/A            N/A               N/A          -0-
    and President            1996    $    -0-      N/A           N/A            N/A               N/A       2,150(1)
                             1995    $ 61,200      N/A           N/A          58,500(1)
                             1994    $ 66,000      N/A           N/A            N/A               N/A       14,850(1)

------------------------------
(1) Represents distributions from the Furrh Limited Partnership

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended ("Section 16(a)"), requires the Company's officers, directors and persons who own more than 10% of a registered class of the Company's equity securities to file statements on Form 3, Form 4, and Form 5 of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by the regulation to furnish the Company with copies of all Section 16(a) reports which they file.

         Based solely on a review of reports on Form 3 and 4 and amendments thereto furnished to the Company during its most recent fiscal year and written representations from reporting persons that no report on Form 5 was required, the Company believes that no person who, at any time during 1997, was subject to the reporting requirements of Section 16(a) with respect to the Company failed to meet such requirements on a timely basis.

                        PROPOSALS FOR NEXT ANNUAL MEETING

         Any proposals of stockholders intended to be presented at the annual meeting of stockholders of the Company to be held in 1999 must be received by the Company at its principal executive offices, 6848 Greenville Avenue, Dallas, Texas 75231, no later than May 8, 1999, in order to be included in the Proxy Statement and form of Proxy relating to that meeting.

                                  OTHER MATTERS

         The management of the Company does not know of any other matters that may come before the meeting. However, if any matters other than those referred to above should properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their best judgment.

--------------------------------------------------------------------------------


                                   FORM 10-KSB

         The Company will furnish without charge to each person whose Proxy is being solicited upon request of any such person a copy of the Annual Report of the Company on Form 10-KSB for the fiscal year ended December 31, 1997, as filed with the Securities and Exchange Commission, including the financial statements. Such report was filed with Securities and Exchange Commission on March 13, 1998. Requests for copies of such report should be directed to Ms. Nina Furrh, Million Dollar Saloon, Inc., 6848 Greenville Avenue, Dallas, Texas 75231.

         The Company's Annual Report to Stockholders for the fiscal year ended December 31, 1997 includes a copy of its Annual Report on Form 10-KSB, including the financial statements as filed with the Securities and Exchange Commission.

--------------------------------------------------------------------------------

                           MILLION DOLLAR SALOON, INC.
               Proxy Solicited on Behalf of the Board of Directors
                     for the Annual Meeting of Stockholders
                                 January 8, 1999

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby constitutes and appoints Nina J. Furrh and Dewanna Ross (acting unanimously, or if only one be present, by that one alone), and each of them, with full power of substitution and revocation, as the true and lawful attorney and proxy of the undersigned, to attend the Annual Meeting of Stockholders of Million Dollar Saloon, Inc. (the "Company") to be held at the Sheraton Four Points Hotel Denver -- Cherry Creek, 600 South Colorado Boulevard, Denver, Colorado 80246, at 3:00 p.m., Mountain Standard Time on January 8, 1999, and any adjournments thereof, and to vote the shares of Common Stock standing in the name of the undersigned with all powers the undersigned would possess if personally present at the meeting.

(1) Election of four (4) Directors to serve until the next Annual Meeting of Stockholders.

     |_| FOR All nominees named (except as marked to the contrary)|_| WITHHOLD AUTHORITY to vote for all nominees named.

         Names of Nominees:
              Nina J. Furrh              Dewanna Ross              Sharon Furrh
                                       Ronald W. Johnston

     (Instruction: To withhold authority to vote for individual nominees, write the nominee's names on the following line.)

--------------------------------------------------------------------------------

(2) Ratification of Appointment of S.W. Hatfield + Associates as Independent Public Accountants of the Company.
          |_| FOR      |_| AGAINST        |_| ABSTAIN

(3) In their discretion to vote upon such other business as may properly come before the meeting.

          |_| FOR      |_| AGAINST        |_| ABSTAIN
                  (Continued, and to be signed, on other side)

                           (Continued from other side)

       If no specific direction is given, the proxy will be voted FOR the election of all directors, FOR ratification of the appointment of S.W. Hatfield + Associates as independent public accountants, and in accordance with their best judgment on all other matters that may properly come before the meeting.

       Please sign exactly as your name appears below. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                               DATED:                     , 1998


                                               ---------------------------------
                                                (Print Full Name of Stockholder)


                                               ---------------------------------
                                                (Signature of Stockholder)


                                               ---------------------------------
                                                (Insert Title of Above Signatory
                                                if Stockholder is not an
                                                Individual)

               No postage is required if returned in the enclosed envelope and mailed in the United States. Stockholders who are present at the meeting may withdraw their Proxy and vote in person if they so desire.

         PLEASE SIGN AS YOUR NAME APPEARS HEREON, DATE AND RETURN PROXY.